    As filed with the Securities and Exchange Commission on October 9, 1997

================================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 3, 1997


                       ERP OPERATING LIMITED PARTNERSHIP
              (Exact Name of Registrant as Specified in Charter)



            Illinois                   0-24920               36-3894853
  (State or other jurisdiction       (Commission          (I.R.S. Employer
of incorporation or organization)    File Number)        Identification No.)


                  Two North Riverside Plaza, Suite 400
                           Chicago, Illinois                        60606
                (Address of principal executive offices)          (Zip Code)



      Registrant's telephone number, including area code:  (312) 474-1300

                                Not applicable
         (Former Name or Former Address, if Changed Since Last Report)

===============================================================================

ITEM 7.  Financial Statements, Pro forma Financial Information and Exhibits


Exhibit
Number         Exhibit
-------        -------

   1 Terms Agreement dated October 3, 1997 which is being filed pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-
               12213, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statements, is set forth in full in such registration statements.

   5 Opinion of Rosenberg & Liebentritt, P.C., which is being filed pursuant to Regulation 601(b)(5) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-
               12213, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statements, is set forth in full in such registration statements.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ERP OPERATING LIMITED PARTNERSHIP

                                By: EQUITY RESIDENTIAL PROPERTIES TRUST, its general partner


Date:  October 8, 1997               By:
                                         ---------------------------------------
                                         Bruce C. Strohm, Secretary,
                                         Executive Vice President and
                                         General Counsel


                                       2